Narrative for the Hypothetical Illustration 1 - Variable Universal Life III

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 222% x $17,911.31
                       = $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,503.22
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $513.57
- Mortality & Expense Charge****        $166.49
+ Hypothetical Rate of Return*****     ($186.84)
                                       --------
=                                       $17,911  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                COI
             1                 $42.74
             2                 $42.75
             3                 $42.76
             4                 $42.77
             5                 $42.78
             6                 $42.79
             7                 $42.80
             8                 $42.81
             9                 $42.83
            10                 $42.84
            11                 $42.85
            12                 $42.86

            Total             $513.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1             ($15.91)
            2             ($15.85)
            3             ($15.79)
            4             ($15.72)
            5             ($15.66)
            6             ($15.60)
            7             ($15.54)
            8             ($15.48)
            9             ($15.42)
           10             ($15.36)
           11             ($15.29)
           12             ($15.23)

        Total            ($186.84)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,911.31
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $14,785  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 222% x $21,524.61
                       = $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4    $16,902.79
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $508.16
- Mortality & Expense Charge****        $188.14
+ Hypothetical Rate of Return*****    $1,043.12
                                      ---------
=                                       $21,525  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $42.37
            2               $42.37
            3               $42.36
            4               $42.36
            5               $42.35
            6               $42.35
            7               $42.34
            8               $42.34
            9               $42.34
           10               $42.33
           11               $42.33
           12               $42.32

           Total           $508.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             1               $86.28
             2               $86.40
             3               $86.51
             4               $86.63
             5               $86.75
             6               $86.87
             7               $86.98
             8               $87.10
             9               $87.22
            10               $87.34
            11               $87.46
            12               $87.58

            Total         $1,043.12

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $21,524.61
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $18,399  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 222% x $25,762.73
                       = $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4    $19,607.05
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $501.95
- Mortality & Expense Charge****        $212.52
+ Hypothetical Rate of Return*****    $2,595.16
                                      ---------
=                                       $25,763  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $41.96
            2               $41.94
            3               $41.91
            4               $41.89
            5               $41.87
            6               $41.84
            7               $41.82
            8               $41.79
            9               $41.77
           10               $41.75
           11               $41.72
           12               $41.70

           Total           $501.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1               $208.84
            2               $210.16
            3               $211.48
            4               $212.81
            5               $214.16
            6               $215.52
            7               $216.88
            8               $218.26
            9               $219.65
           10               $221.05
           11               $222.46
           12               $223.89

        Total             $2,595.16

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $25,762.73
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $22,637  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 222% x $15,963.40
                       = $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,995.93
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $987.90
- Mortality & Expense Charge****        $150.61
+ Hypothetical Rate of Return*****     ($169.02)
                                       --------
=                                       $15,963  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                 COI
            1               $74.67
            2               $74.69
            3               $74.72
            4               $74.75
            5               $74.78
            6               $74.81
            7               $74.84
            8               $74.87
            9               $74.90
           10               $74.93
           11               $74.95
           12               $74.98

        Total              $897.90

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1              ($14.60)
            2              ($14.50)
            3              ($14.41)
            4              ($14.32)
            5              ($14.22)
            6              ($14.13)
            7              ($14.04)
            8              ($13.95)
            9              ($13.85)
           10              ($13.76)
           11              ($13.67)
           12              ($13.58)

        Total             ($169.02)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,963.40
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $12,837  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 222% x $19,285.64
                       = $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $15,214.31
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $979.23
- Mortality & Expense Charge****         $170.66
+ Hypothetical Rate of Return*****       $946.21
                                         -------
=                                        $19,286 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                 COI
            1               $74.08
            2               $74.08
            3               $74.09
            4               $74.09
            5               $74.10
            6               $74.10
            7               $74.10
            8               $74.11
            9               $74.11
           10               $74.12
           11               $74.12
           12               $74.13

        Total              $889.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1                $79.23
            2                $79.16
            3                $79.09
            4                $79.02
            5                $78.96
            6                $78.89
            7                $78.82
            8                $78.75
            9                $78.68
           10                $78.61
           11                $78.54
           12                $78.47

           Total            $946.21

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,285.64
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $16,160  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 222% x $23,192.45
                       = $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4    $17,719.67
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $969.25
- Mortality & Expense Charge****        $193.29
+ Hypothetical Rate of Return*****    $2,360.33
                                      ---------
=                                       $23,192  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month             COI
             1               $73.41
             2               $73.39
             3               $73.36
             4               $73.34
             5               $73.31
             6               $73.29
             7               $73.26
             8               $73.23
             9               $73.21
            10               $73.18
            11               $73.15
            12               $73.12

            Total           $879.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $191.97
            2               $192.81
            3               $193.65
            4               $194.50
            5               $195.35
            6               $196.22
            7               $197.09
            8               $197.97
            9               $198.85
           10               $199.74
           11               $200.64
           12               $201.55

           Total          $2,360.33

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,192.45
- Year 5 Surrender Charge             $3,126.00
                                      ---------
=                                       $20,066  (rounded to the nearest dollar)